UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 E. Germann Road Chandler, Arizona	85286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange
Warrants to purchase Class A common stock	OPADWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

As previously disclosed, following the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”), the Board of Directors (the “Board”) of Offerpad Solutions Inc. (the “Company”) approved a 1-for-15 reverse stock split (the “Reverse Stock Split”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with Class A Common Stock, “Common Stock”). On June 12, 2023, the Company filed a certificate of amendment to its Third Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, and the Company’s Class A Common Stock began trading on a split-adjusted basis at market open on June 13, 2023 under the existing symbol “OPAD” and new CUSIP number 67623L 307.

Additional Amendments to Certificate of Incorporation

As previously disclosed, Brian Bair, the Company’s Chief Executive Officer, notified the Board by letter dated January 31, 2023 of his intention to convert all shares of Class B Common Stock beneficially owned by him to an equivalent number of shares of Class A Common Stock, in accordance with our Certificate of Incorporation (the “Voluntary Class B Conversion”), immediately following the conclusion of the Annual Meeting. On June 8, 2023, following the conclusion of the Annual Meeting, Mr. Bair effected the Voluntary Class B Conversion.

Also as previously disclosed, in connection with the Voluntary Class B Conversion, the Board approved amendments to the Certificate of Incorporation to: (i) eliminate the authorization of and references to Class B Common Stock and Class C common stock, par value $0.0001 per share (“Class C Common Stock”), and make related technical, non-substantive and conforming changes (the “Class B/C Amendment”); (ii) revise the definition of the “Sunset Date” in the Certificate of Incorporation to mean the first date on which LL Capital Partners I, L.P. and Roberto Sella (and their respective affiliates) (collectively, the “Specified Holders”) cease to own, in the aggregate, 17.5% of the outstanding shares of the Company’s Common Stock; and (iii) provide that, prior to the Sunset Date, vacancies on the Board may be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, in addition to the stockholders (collectively, the “Amendments”). As described below, upon the recommendation of the Board, the Company’s stockholders approved the Amendments at the Annual Meeting. As a result of the Class B/C Amendment, the Company is no longer authorized to issue any shares of Class B Common Stock or Class C Common Stock.

On June 13, 2023, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware, at which point the Amendments became effective (the “Effective Time”). The Company subsequently filed a Fourth Restated Certificate of Incorporation with the Secretary of State of the State of Delaware incorporating the Amendments (the “Restated Certificate”). The Restated Certificate, along with a copy marked to show changes from the prior Certificate of Incorporation, are filed herewith as Exhibits 3.1 and 3.2, respectively. The above description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate, which is incorporated herein by reference.

Amended and Restated Bylaws

On June 8, 2023, the Board also approved an amendment and restatement, of the Company’s bylaws (the “Amended and Restated Bylaws”) to:

•	make certain non-substantive, technical and conforming changes to align with the Amendments;

•	revise and adopt certain provisions to reflect Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended;

•	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board;

•

revise provisions regarding notice of an adjournment of any meeting of stockholders and the availability of the list of stockholders entitled to vote at a meeting of stockholders, each to align with recent amendments to the General Corporation Law of the State of Delaware;

•	clarify procedures for stockholders to propose business or nominations to be considered at annual or special meetings of the Company’s stockholders; and

•	delete certain obsolete provisions.

The Amended and Restated Bylaws became effective upon the filing of the Restated Certificate. The Amended and Restated Bylaws, along with a copy marked to show changes from the prior bylaws, are filed herewith as Exhibits 3.3 and 3.4, respectively. The above description of the amendment and restatement of the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, the Company held its Annual Meeting. Holders of Class A Common Stock were entitled to one vote per share held as of the close of business on April 13, 2023 (the “Record Date”) and holders of Class B Common Stock were entitled to ten votes per share held as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 24, 2023.

Proposal 1 — Election of three Class II directors for a term of office expiring on the date of the annual meeting of stockholders in 2026 and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Katie Curnutte	416,025,402	690,639	39,121,296
Alexander M. Klabin	414,580,475	2,135,566	39,121,296

Proposal 2 — Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
455,463,870	269,720	103,747	0

Proposal 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
415,206,241	1,388,120	121,680	39,121,296

Proposal 4 — Approval of amendments to the Certificate of Incorporation to effect a reverse stock split of its Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-60, as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendments (the “Reverse Stock Split Amendment”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
451,919,059	3,736,394	181,884	0

Proposals 5(a), 5(b) and 5(c) — Approval of three separate amendments to the Certificate of Incorporation.

Proposal 5(a): Eliminate the authorization of and references to Class B Common Stock and Class C common stock and make related technical, non-substantive and conforming changes.

Class	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
A	257,528,562	270,506	1,024,580	39,121,296
B	148,162,360	0	0	0
Total	415,420,955	270,506	1,024,580	39,121,296

Proposal 5(b): Revise the definition of the “Sunset Date” in the Certificate of Incorporation to mean the first date on which LL Capital Partners I, L.P. and Roberto Sella (and their respective affiliates) cease to own, in the aggregate, 17.5% of the outstanding shares of our Class A Common Stock.

Class	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
A	257,528,562	2,910,375	1,015,984	39,121,296
B	148,162,360	0	0	0
Total	412,789,682	2,910,375	1,015,984	39,121,296

Proposal 5(c): Provide that, prior to the Sunset Date, vacancies on the Board may be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, in addition to the stockholders.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
415,347,265	353,467	1,024,580	39,121,296

Based on the foregoing votes, (i) the two Class II director nominees were elected, (ii) the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, (iii) the Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, (iv) the Reverse Stock Split Amendment was approved, and (v) each of the Amendments was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit	Description

3.1	Fourth Restated Certificate of Incorporation, dated June 13, 2023

3.2	Fourth Restated Certificate of Incorporation, dated June 13, 2023, marked to show amendments

3.3	Amended and Restated Bylaws

3.4	Amended and Restated Bylaws, marked to show amendments

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: June 13, 2023	By:	/s/ Michael Burnett
Michael Burnett
Chief Financial Officer